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                                                                    EXHIBIT 10.1

APPENDIX A - REVISED

                           RESTRICTED STOCK UNIT AWARD
                                GLENN H. EPSTEIN
                    PERFORMANCE TARGETS AND VESTING SCHEDULE

I.       DEFINITIONS

         "Pre-Tax EPS Growth" shall mean growth in Pre-Tax EPS (as defined below) as measured at the end of each fiscal year of the Performance Period. Growth shall be measured off of the Base Year Pre-Tax EPX.

         "Base Year Pre-Tax EPX" shall mean Pre-Tax Operating Earnings Per Share divided by Fully Diluted Shares. Operating Earnings Per Share shall be the final Base Year earnings per share excluding certain items as approved by the Board consistent with past practice and reported by the company in its fiscal year end earnings release.

         "Fully Diluted Shares" shall mean total diluted shares as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, but shall exclude the dilutive effect of any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Investment Grade" shall mean an investment rating of not less than BBB- or Baa3 by one of the major rating agencies (Standard and Poors, Moodys Investor Service or Fitch). If, at the time of measurement, the Corporation's debt is not rated, then it shall be considered Investment Grade.

         "Pre-Tax Earnings" shall mean the Corporation's earnings before income taxes as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, excluding any non-cash charge incurred in accordance with accounting principles generally accepted in the United States of America (GAAP) for any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Pre-Tax EPS" shall mean Pre-Tax Earnings divided by Fully Diluted Shares.

II.      PERFORMANCE TARGETS

---------------------------------- ------------------------- ---------------------------- ----------------------------
415,000 Restricted Units              145,250 Threshold       332,000 Intermediate              415,000 Stretch
---------------------------------- ------------------------- ---------------------------- ----------------------------
Growth                                  8% Compounded              11% Compounded               15% Compounded

----------------------------------------------------------------------------------------------------------------------
Corporation's debt must be Investment Grade at the end of the Performance Period, and in any year in which vesting occurs.
----------------------------------------------------------------------------------------------------------------------





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III.     VESTING SCHEDULE

The restrictions will lapse with respect to the corresponding number of Restricted Units associated with the performance targets set forth in II above based on the following schedule. This schedule shall be adjusted for any change in the number or class of shares of Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares.

"A" equals Base Year Pre-Tax EPX

Year 3 allocation                 EPS Growth         Share Alloc          x vesting         Shares earned
-----------------                 ----------
$2.04 - $2.18                      8%-10.4%            145,250                  15%            21,788

$2.19 - $2.45                    10.5%-14.9%           332,000                  15%            49,800

$2.46 +                              15%               415,000                  15%            62,250

Year 4 allocation                 EPS Growth         Share Alloc          x vesting         Shares earned
-----------------                 ----------

$2.20 - $2.41                      8%-10.4%            145,250                  20%            29,050

$2.42 - $2.82                    10.5%-14.9%           332,000                  20%            66,400

$2.83                                15%               415,000                  20%            83,000

Year 5 Allocation                                                                           Shares earned
-----------------

$2.38                                   8.0%           145,250                 100%           145,250

$2.39                                   8.1%           152,720                 100%           152,720

$2.40                                   8.2%           160,190                 100%           160,190

$2.41                                   8.3%           167,660                 100%           167,660

$2.42                                   8.4%           175,130                 100%           175,130

$2.44                                   8.5%           182,600                 100%           182,600

$2.45                                   8.6%           190,070                 100%           190,070

$2.46                                   8.7%           197,540                 100%           197,540

$2.47                                   8.8%           205,010                 100%           205,010

$2.48                                   8.9%           212,480                 100%           212,480

$2.49                                   9.0%           219,950                 100%           219,950



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
Year 5 Allocation                                                                           Shares earned
$2.50                                   9.1%           227,420                 100%            227,420

$2.52                                   9.2%           234,890                 100%            234,890

$2.53                                   9.3%           242,360                 100%            242,360

$2.54                                   9.4%           249,830                 100%            249,830

$2.55                                   9.5%           257,300                 100%            257,300

$2.56                                   9.6%           264,770                 100%            264,770

$2.57                                   9.7%           272,240                 100%            272,240

$2.59                                   9.8%           279,710                 100%            279,710

$2.60                                   9.9%           287,180                 100%            287,180

$2.61                                  10.0%           294,650                 100%            294,650

$2.62                                  10.1%           302,120                 100%            302,120

$2.63                                  10.2%           309,590                 100%            309,590

$2.64                                  10.3%           317,060                 100%            317,060

$2.66                                  10.4%           324,530                 100%            324,530

$2.67                                  10.5%           332,000                 100%            332,000

$2.68                                  10.6%           333,844                 100%            333,844

$2.69                                  10.7%           335,689                 100%            335,689

$2.71                                  10.8%           337,533                 100%            337,533

$2.72                                  10.9%           339,378                 100%            339,378

$2.73                                  11.0%           341,222                 100%            341,222

$2.74                                  11.1%           343,067                 100%            343,067

$2.75                                  11.2%           344,911                 100%            344,911

Year 5 Allocation                                                                           Shares earned
$2.77                                  11.3%           346,756                 100%            346,756

$2.78                                  11.4%           348,600                 100%            348,600

$2.79                                  11.5%           350,444                 100%            350,444

$2.80                                  11.6%           352,289                 100%            352,289

$2.82                                  11.7%           354,133                 100%            354,133

$2.83                                  11.8%           355,978                 100%            355,978

$2.84                                  11.9%           357,822                 100%            357,822

$2.86                                  12.0%           359,667                 100%            359,667

$2.87                                  12.1%           361,511                 100%            361,511

$2.88                                  12.2%           363,356                 100%            363,356

$2.89                                  12.3%           365,200                 100%            365,200

$2.91                                  12.4%           367,044                 100%            367,044

$2.92                                  12.5%           368,889                 100%            368,889

$2.93                                  12.6%           370,733                 100%            370,733

$2.95                                  12.7%           372,578                 100%            372,578

$2.96                                  12.8%           374,422                 100%            374,422

$2.97                                  12.9%           376,267                 100%            376,267

$2.98                                  13.0%           378,111                 100%            378,111

$3.00                                  13.1%           379,956                 100%            379,956

$3.01                                  13.2%           381,800                 100%            381,800

$3.02                                  13.3%           383,644                 100%            383,644

$3.04                                  13.4%           385,489                 100%            385,489

Year 5 Allocation                                                                           Shares earned
$3.05                                  13.5%           387,333                 100%            387,333

$3.06                                  13.6%           389,178                 100%            389,178

$3.08                                  13.7%           391,022                 100%            391,022

$3.09                                  13.8%           392,867                 100%            392,867

$3.11                                  13.9%           394,711                 100%            394,711

$3.12                                  14.0%           396,556                 100%            396,556

$3.13                                  14.1%           396,556                 100%            396,556

$3.15                                  14.2%           396,556                 100%            396,556

$3.16                                  14.3%           396,556                 100%            396,556

$3.17                                  14.4%           396,556                 100%            396,556

$3.19                                  14.5%           396,556                 100%            396,556

$3.20                                  14.6%           396,556                 100%            396,556

$3.22                                  14.7%           396,556                 100%            396,556

$3.23                                  14.8%           396,556                 100%            396,556

$3.24                                  14.9%           396,556                 100%            396,556

$3.26                                  15.0%           415,000                 100%            415,000

*(SHALL BE REDUCED BY SHARES EARNED, IF ANY, IN YEARS 3&4)

In the event of termination for a Qualified Reason, the number of shares earned shall be measured at the end of the fiscal year in which the termination for a Qualified Reason occurred, and shall be paid after the end of such fiscal year. Accordingly, no Restricted Units will vest if termination occurs during fiscal years 2006 or 2007.